Exhibit 99

News Release

For more information contact:

Leslie M. Muma, President and CEO

(262) 879-5000

For immediate release:

April 21, 2005

Fiserv Reports Record Earnings for First Quarter of 2005

Brookfield, Wis., April 21, 2005—Fiserv, Inc. (Nasdaq: FISV) announced today record earnings for the first quarter of 2005.

For the three-month period ended March 31, 2005, Fiserv processing and services revenues were $882.3 million, a 9% increase over the $811.6 million for the first quarter of 2004. Net income per share-diluted from continuing operations (excluding realized gain from sale of investment of $0.14 per share) for the first quarter of 2005 was $0.58 per share, compared to $0.49 per share for the first quarter of 2004.

“We are pleased with our first quarter results which included strong operating earnings and margins across our businesses. We were also pleased to see our financial segment internal revenue growth rate at 5%, as our largest operating segment continues to demonstrate improvement over the prior year. We are projecting 2005 full-year diluted earnings per share (excluding realized gain from sale of investment) of $2.19 to $2.23 per share and for the second quarter $0.53 to $0.55 per share,” said Leslie M. Muma, president and chief executive officer of Fiserv.

In the first quarter, Fiserv repurchased $106.7 million of its common stock, acquiring 2.8 million shares. This leaves a total of 5.5 million shares available for repurchase under a November 2004 board authorization.

“Our management team also completed two significant transactions in the quarter, the signing of a 12-year check processing and image archive agreement with three Australian banks and the completion of our previously announced sale of our securities clearing businesses,” said Muma.

Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

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Fiserv signed a 12-year agreement to provide check processing and image archive services for Commonwealth Bank of Australia, National Australia Bank and Westpac Banking Corp. Based on estimated volumes, the agreement will generate projected revenue of $460 million. The transaction will be mildly dilutive to Fiserv’s earnings in 2005 by $0.01 to $0.02 per share due to transition expenses and is expected to contribute to earnings in 2006 and beyond. Fiserv began managing operations in six Australian cities on April 18, 2005 for two of the banks, and will begin processing for the third bank in the second half of 2005.

On March 24, 2005, Fiserv completed the sale of its securities clearing businesses to Fidelity Global Brokerage Group, Inc. The sales price, paid in cash, was $345 million, which is subject to certain post-closing adjustments. The agreement also provides for a contingent payment of up to $15 million to be paid after the first anniversary of the closing date based on achievement of certain revenue targets. The financial results of Fiserv’s securities clearing businesses are reported as discontinued operations for all periods presented and are excluded from reported revenues, cost of revenues and operating cash flows.

In addition, this quarter Fiserv completed the acquisition of Del Mar Database, a provider of solutions to automate the back office of mortgage brokers and lenders, as part of its strategy to provide an end-to-end solution to the mortgage industry.

Significant client renewals and other new relationships gained in the first quarter include the following: DaimlerChrysler Services North America LLC significantly expanded its relationship with Fiserv’s LeMans unit for automotive finance products and services; HomeBanc Mortgage Corp., a mortgage banking company that focuses on originating purchase money residential mortgage loans in the Southeast United States, has contracted to use the MortgageServ loan servicing platform for life-of-loan management; and Baltimore County Savings Bank, a $765 million financial institution in Baltimore, Md., chose Fiserv for a comprehensive package of

Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

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financial technology that includes Fiserv VISION for core processing, check processing, document imaging, Fiserv EFT for electronic funds transfer, IPS-Sendero for risk management and the VISION Data Warehouse.

The Company plans to file its first quarter Form 10-Q on April 29, 2005.

Fiserv, Inc. (Nasdaq: FISV) provides information management systems and services to the financial and health benefits industries, including transaction processing, outsourcing, business process outsourcing and software and systems solutions. The company serves more than 16,000 clients worldwide, including banks, credit unions, financial planners/investment advisers, insurance companies and agents, self-insured employers, lenders and savings institutions. Headquartered in Brookfield, Wis., Fiserv reported $3.4 billion in processing and services revenues for 2004.

Fiserv was ranked the largest provider of information technology services to the U.S. financial services industry in the 2004 FinTech 100 survey by the American Banker newspaper and the Financial Insights research firm. Fiserv can be found on the Internet at www.fiserv.com.

The disclosure set forth above contains forward-looking statements, specifically Mr. Muma’s and other statements regarding the sale of Fiserv’s securities clearing businesses, estimated revenues and earnings from Fiserv’s transaction with the Australian banks, earnings targets for 2005, future revenues, sales pipelines and acquisition prospects. These statements are covered by the safe harbor included in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to inherent assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that may cause actual results to differ materially from those contemplated by the forward-looking statements include, among others, changes in customers’ demand for the Corporation’s products, pricing and other actions by competitors, and general changes in economic conditions. These factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements.

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

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FISERV, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (1)

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2005	2004
Revenues:
Processing and services	$882,319	$811,556
Customer reimbursements	90,795	97,321

Total revenues	973,114	908,877

Cost of revenues:
Salaries, commissions and payroll related costs	343,484	329,586
Customer reimbursement expenses	90,795	97,321
Data processing costs and equipment rentals	51,378	52,105
Prescription costs	124,096	95,578
Other operating expenses	132,322	127,037
Depreciation and amortization	43,023	45,912

Total cost of revenues	785,098	747,539

Operating income	188,016	161,338
Interest expense - net	(3,662)	(4,732)
Realized gain from sale of investment (2)	43,452	—

Income from continuing operations, before income taxes	227,806	156,606
Income tax provision	88,161	60,897

Income from continuing operations	139,645	95,709

Loss from discontinued operations, net of tax	(619)	(2,911)

Net income	$139,026	$92,798

Diluted net income (loss) per share:
Continuing operations (excluding realized gain from sale of investment)	$0.58	$0.49
Discontinued operations	—	(0.01)

Total (excluding realized gain from sale of investment)	0.57	0.47
Realized gain from sale of investment	0.14	—

Total	$0.71	$0.47

Diluted shares used in computing net income (loss) per share	195,495	197,063

(1)	The securities clearing businesses’ revenues and cost of revenues are excluded above from “Revenues” and “Cost of revenues” and are included above in “Loss from discontinued operations, net of tax” for all periods presented.
(2)	Represents the sale of the Company’s remaining 3.2 million shares of Bisys Group, Inc. common stock.

Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

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FISERV, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	March 31, 2005	December 31, 2004
ASSETS
Cash and cash equivalents	$719,728	$516,127
Accounts receivable – net	466,464	437,764
Prepaid expenses and other assets	98,425	100,810
Investments	2,589,898	1,984,536
Property and equipment	196,336	200,709
Intangible assets - net	533,371	532,539
Goodwill - net	1,884,526	1,859,347
Assets of discontinued operations held for sale	—	2,751,517

TOTAL	$6,488,748	$8,383,349

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable	$205,816	$202,616
Short-term borrowings	100,000	100,000
Accrued expenses	278,835	363,513
Accrued income taxes	138,033	44,955
Deferred revenues	225,831	226,080
Customer funds held and retirement account deposits	2,328,715	1,829,639
Deferred income taxes	129,915	134,330
Long-term debt	498,812	505,327
Liabilities of discontinued operations held for sale	—	2,412,467

TOTAL LIABILITIES	3,905,957	5,818,927

SHAREHOLDERS’ EQUITY
Preferred stock, no par value: 25,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value: 450,000,000 shares authorized; 196,506,575 and 195,940,360 shares issued	1,965	1,959
Additional paid-in capital	695,063	679,573
Accumulated other comprehensive income	(2,777)	26,695
Accumulated earnings	2,059,565	1,920,539
Treasury stock, at cost, 4,460,800 and 1,691,500 shares	(171,025)	(64,344)

TOTAL SHAREHOLDERS’ EQUITY	2,582,791	2,564,422

TOTAL	$6,488,748	$8,383,349

Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

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FISERV, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three months ended March 31,
	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$139,026	$92,798
Adjustment for discontinued operations	619	2,911
Adjustments to reconcile net income to net cash provided by operating activities from continuing operations:
Realized gain from sale of investment	(43,452)	—
Deferred income taxes	12,068	28,395
Depreciation and amortization	43,023	45,912
Changes in assets and liabilities, net of effects from acquisitions and dispositions of businesses:
Accounts receivable	(25,774)	7,584
Prepaid expenses and other assets	3,874	(8,568)
Accounts payable and accrued expenses	(46,278)	(40,095)
Deferred revenues	(2,723)	5,710
Accrued income taxes	53,802	26,720

Net cash provided by operating activities from continuing operations	134,185	161,367

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures, including capitalization of software costs for external customers	(31,772)	(31,021)
Payment for acquisitions of businesses, net of cash acquired	(96,003)	(29,775)
Proceeds from sale of businesses, net of expenses paid	344,920	—
Cash distribution received from discontinued operations prior to sale	68,000	—
Investments	(611,463)	(351,274)

Net cash used in investing activities from continuing operations	(326,318)	(412,070)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of long-term debt	(7,156)	(106,971)
Issuance of common stock	10,495	11,662
Purchases of treasury stock	(106,681)	—
Customer funds held and retirement account deposits	499,076	356,073

Net cash provided by financing activities from continuing operations	395,734	260,764

Change in cash and cash equivalents	203,601	10,061
Beginning balance	516,127	162,668

Ending balance	$719,728	$172,729

Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

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FISERV, INC. AND SUBSIDIARIES

SELECTED SEGMENT INFORMATION (1)

(In thousands, unaudited)

	Three Months Ended March 31,
	2005	2004
Processing and services revenues:
Financial institution outsourcing, systems and services (“Financial”) (2)	$608,487	$574,505
Health plan management services (“Health”)	241,085	206,591
Investment support services (“Investment Services”)	32,747	30,460

Total	$882,319	$811,556

Operating income:
Financial (2)	$160,148	$138,547
Health	22,266	18,650
Investment Services	5,602	4,141

Total	$188,016	$161,338

(1)	The securities clearing businesses are reported under discontinued operations and are not included in the segment information above.
(2)	Included in the Financial segment information above are early contract termination fees of $14.9 million for the first quarter of 2005, primarily from 6 customers that were acquired by other financial institutions, compared to $14.3 million for the first quarter of 2004 primarily from 2 customers that were acquired by other financial institutions. The Company’s Financial segment includes over 6,000 core financial institution processing customers. This segment’s businesses generally enter into three to five-year contracts with its customers that contain early contract termination fees. These fees can vary significantly from period to period based on the number of terminated contracts and how early in the contract term a contract is terminated. The annual segment revenue loss resulting from these terminated contracts is not material. The Financial segment’s total early contract termination and assignment fees were $5.1 million, $12.3 million and $4.6 million in the second, third and fourth quarters of 2004, respectively.

Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

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FISERV, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL INFORMATION

(Unaudited)

Free Cash Flow	Three Months Ended March 31,
(In thousands)	2005	2004
Net cash provided by operating activities from continuing operations	$134,185	$161,367
Capital expenditures, including capitalization of software costs for external customers	(31,772)	(31,021)

Free cash flow	$102,413	$130,346

Free cash flow is measured as net cash provided by operating activities from continuing operations less capital expenditures including capitalization of software costs for external customers, as reported in the Company’s condensed consolidated statements of cash flows. Free cash flow is a non-GAAP financial measure that the Company believes is useful to investors because it provides another measure of available cash flow after the Company has satisfied the capital requirements of its operations.

Internal Revenue Growth Percentages by Segment (1)

	Three months ended March 31,
	2005	2004
Financial	5%	2%
Health	14%	41%
Investment Services	8%	(2)%

TOTAL	7%	10%

	Pro forma (2) Three months ended March 31,
	2005	2004
Financial	5%	2%
Health (2)	4%	10%
Investment Services	8%	(2)%

TOTAL (2)	5%	3%

(1)	Internal revenue growth percentages are measured as the increase or decrease in total processing and services revenue for the current period less “acquired revenue from acquisitions” divided by total processing and services revenues from the prior year period plus “acquired revenue from acquisitions.” “Acquired revenue from acquisitions” was $10 million ($5 million in the Financial segment and $5 million in the Health segment) in the first quarter of 2005 and represents pre-acquisition normalized revenue of acquired companies, less dispositions, for the comparable prior year period. The securities clearing businesses are reported under discontinued operations and are not included in the internal revenue growth percentages by segment information above.
(2)	The pro forma internal revenue growth percentages exclude the positive impact of the prescription cost which is included in revenues and cost of revenues in the Health segment.

Actual and pro forma internal revenue growth percentages are non-GAAP financial measures that the Company believes are useful to investors because they provide a breakdown of internal and acquisition-related revenue growth including and excluding prescription costs in revenue.

Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045 PH: 262-879-5000

Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979 Internet: www.fiserv.com

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